UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April  24, 2003
                                                 -------------------------------

                           Smith Micro Software, Inc.
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             (Exact name of registrant as specified in its charter)

          Delaware                    0-26536                     33-0029027
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(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)

              51 Columbia, Suite 200, Aliso Viejo, California 92656
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (949) 362-5800
                                                   -----------------------------

                                      None
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          (Former name or former address, if changed since last report)

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Item 7. Exhibits.

     99.1 Press Release of Smith Micro Software, Inc. dated April 24, 2003.

Item 12. Results of Operations and Financial Condition.

     On April 24, 2003, the Registrant issued a press release announcing its results of operations and financial condition for the fiscal quarter ended March 31, 2003. The press release is attached to this report as Exhibit 99.1

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                SMITH MICRO SOFTWARE, INC.
                                           -------------------------------------
                                                        (Registrant)

        April 24, 2003                     By: /s/
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             Date                          Name: Robert Scheussler
                                           Title:  Chief Financial Officer


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                                Index to Exhibits

Exhibit
Number                          Exhibit
------                          -------
99.1           Press Release of Smith Micro Software, Inc. dated April 24, 2003.